UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2014

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8215 Forest Point Boulevard Charlotte, North Carolina		07407
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 980-221-3235

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Tender Offer Expiration

On December 9, 2014, Sealed Air Corporation issued a press release announcing the expiration (the “Expiration”) of its previously announced tender offer for its outstanding 8.125% Senior Notes due 2019 (the “2019 Notes”). A copy of the press release, dated December 9, 2014, is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

The remaining $147,145,000 aggregate principal amount of 2019 Notes that were not tendered and remained outstanding following the Expiration will be redeemed on December 24, 2014 pursuant to the notice of redemption issued on November 24, 2014 to holders of such remaining 2019 Notes.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,” “estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “plans to,” “will” and similar expressions. These statements reflect our beliefs and expectations as to future events and trends affecting our business, our consolidated financial condition and our results of operations. A variety of factors may cause actual results to differ materially from these expectations, including the expected cash tax benefits associated with the Settlement agreement (as defined in our 2013 Annual Report on Form 10-K); global economic and political conditions; changes in our credit ratings; changes in raw material pricing and availability; changes in energy costs; competitive conditions; success of our restructuring and relocation activities; currency translation and devaluation effects, including in Venezuela; the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts; the effects of animal and food-related health issues; pandemics; consumer preferences; environmental matters; and regulatory actions and legal matters. For more extensive information, see “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated December 9, 2014, announcing the expiration of the tender offer for the 2019 Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Norman D. Finch Jr.
Name:	Norman D. Finch Jr.
Title:	Vice President, General Counsel and Secretary

Dated: December 9, 2014

Exhibit Index

99.1	Press release, dated December 9, 2014, announcing the expiration of the tender offer for the 2019 Notes.